UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2014

General Cable Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Tesseneer Drive, Highland Heights, Kentucky		41076-9753
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (859) 572-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2014, General Cable Corporation, a Delaware corporation (the “Company”), and certain of its U.S., Canadian and European subsidiaries amended the Company’s existing asset-based revolving credit facility and entered into Amendment No. 3 to Amended and Restated Credit Agreement and Limited Waiver No. 1 (“Amendment No. 3”) by and among the Company’s principal U.S. operating subsidiary General Cable Industries, Inc., a Delaware corporation, General Cable Company Ltd., a company organized under the laws of Nova Scotia, Silec Cable SAS, a French société par actions simplifiée, Norddeutsche Seekabelwerke GmbH, a limited liability company existing under the laws of Germany, Grupo General Cable Sistemas, S.L., a public limited liability company organized under the laws of Spain, ECN Cable Group, S.L., a limited liability company organized under the laws of Spain, the Company and those certain other subsidiaries of the Company party thereto as guarantors, the several lenders and financial institutions party thereto and JPMorgan Chase Bank, N.A., as “Administrative Agent.” For purposes of this Form 8-K, Silec Cable SAS, Norddeutsche Seekabelwerke GmbH, Grupo General Cable Sistemas, S.L. and ECN Cable Group, S.L. shall be collectively referred to as the “European Borrowers.”

The principal purposes of Amendment No. 3 are to:

•	increase the maximum availability under the swingline loan available to the European Borrowers from $25,000,000 to $50,000,000;

•	modify a representation and warranty to make reference to the matters concerning Angola described in Item 8.01 Other Information under the heading “Legal Proceedings—Government and internal investigations” of the Company’s current report on Form 8-K filed with the SEC on September 22, 2014, and waive any defaults or events of default that existed prior to the date of Amendment No. 3 with respect to any breaches of certain representations and warranties and covenants as a result of such matters; and

•	make a technical change to the covenant regarding restrictive agreements to permit customary covenants in any future debt instruments of the Company, subject to conditions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 3, which the Company intends to file with the Securities and Exchange Commission at a future date.

From time to time, in the ordinary course of their business, certain lenders or their affiliates have provided, and may in the future provide, financial advisory and investment banking services to the Company and its affiliates, for which they have received and may continue to receive customary fees and commissions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 29, 2014	GENERAL CABLE CORPORATION

	By:	/s/ Brian J. Robinson
		Name:	Brian J. Robinson
		Title:	Executive Vice President and Chief Financial Officer